Exhibit 23

                      CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption
"Experts" in the Prospectus, which is incorporated by reference, and to the use of our report dated January 19, 2001, included in this Annual Report (Form 10-K), as of October 31, 2000, of Excelsior Venture Partners III, LLC.

                                          ERNST & YOUNG LLP


New York, New York

January 26, 2001